                                                                   Exhibit 4.17

                TRUST INDENTURE AND MORTGAGE 322 SUPPLEMENT NO. 1


                  This TRUST INDENTURE AND MORTGAGE 322 SUPPLEMENT NO. 1, dated June 25, 1997 (herein called this "Trust Indenture Supplement") of CONTINENTAL AIRLINES, INC., as Owner (the "Owner").

                              W I T N E S S E T H:

                  WHEREAS, the Trust Indenture and Mortgage 322, dated as of June 25, 1997 (as amended and supplemented to the date hereof, the "Trust Indenture") between the Owner and Wilmington Trust Company, as Mortgagee (the "Mortgagee"), provides for the execution and delivery of a supplement thereto substantially in the form hereof, which shall particularly describe the Aircraft, and shall specifically mortgage such Aircraft to the Mortgagee; and

                  WHEREAS, each of the Trust Agreement and Trust Indenture relates to the Airframe and Engines described below, and a counterpart of the Trust Indenture is attached hereto and made a part hereof and this Trust Indenture Supplement, together with such counterpart of the Trust Indenture, is being filed for recordation on the date hereof with the FAA as one document;

                  NOW, THEREFORE, this Trust Indenture Supplement WITNESSETH that the Owner hereby confirms that the Lien of the Trust Indenture on the Collateral covers all of Owner's right, title and interest in and to the following described property:

                                    AIRFRAME

One airframe identified as follows:

                                     FAA Registration      Manufacturer's
Manufacturer               Model         Number            Serial Number

The Boeing                 737-3T0       N12322               23373
  Company

together with all of the Owner's right, title and interest in and to all Parts of whatever nature, whether now owned or hereinafter acquired and which are from time to time incorporated or installed in or attached to said airframe.

                                AIRCRAFT ENGINES

                  Two aircraft engines, each such engine having 750 or more rated take-off horsepower or the equivalent thereof, identified as follows:

Manufacturer          Manufacturer's Model          Serial Number

CFM International           CFM 56-3                    721-369
CFM International           CFM 56-3                    721-374

together with all of Owner's right, title and interest in and to all Parts of whatever nature, whether now owned or hereafter acquired and which are from time to time incorporated or installed in or attached to either of such engines.

                  Together with all of Owner's right, title and interest in and to (a) all Parts of whatever nature, which from time to time are included within the definition of "Airframe" or "Engine", whether now owned or hereafter acquired, including all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to the Airframe and Engines (other than additions, improvements, accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts) and (b) all Aircraft Documents.

                  TO HAVE AND TO HOLD all and singular the aforesaid property unto the Mortgagee, its successors and assigns, in trust for the equal and proportionate benefit and security of the Note Holders and the Indenture Indemnitees, except as provided in Section 2.13 and Article III of the Trust Indenture without any preference, distinction or priority of any one Equipment Note over any other by reason of priority of time of issue, sale, negotiation, date of maturity thereof or otherwise for any reason whatsoever, and for the uses and purposes and subject to the terms and provisions set forth in the Trust Indenture.

                  This Trust Indenture Supplement shall be construed as supplemental to the Trust Indenture and shall form a part thereof. The Trust Indenture is each hereby incorporated by reference herein and is hereby ratified, approved and confirmed.
The Closing Date is June 25, 1997.

                  AND, FURTHER, the Owner hereby acknowledges that the Aircraft referred to in this Trust Indenture Supplement has been delivered to the Owner and is included in the property of the Owner subject to the pledge and mortgage thereof under the Trust Indenture.

                  IN WITNESS WHEREOF, the Owner has caused this Trust Indenture Supplement to be duly executed by one of its officers, thereunto duly authorized, on the day and year first above written.


                                CONTINENTAL AIRLINES, INC.


                                By:______________________________
                                    Name:
                                    Title:

                TRUST INDENTURE AND MORTGAGE 323 SUPPLEMENT NO. 1


                  This TRUST INDENTURE AND MORTGAGE 323 SUPPLEMENT NO. 1, dated June 25, 1997 (herein called this "Trust Indenture Supplement") of CONTINENTAL AIRLINES, INC., as Owner (the "Owner").

                              W I T N E S S E T H:

                  WHEREAS, the Trust Indenture and Mortgage 323, dated as of June 25, 1997 (as amended and supplemented to the date hereof, the "Trust Indenture") between the Owner and Wilmington Trust Company, as Mortgagee (the "Mortgagee"), provides for the execution and delivery of a supplement thereto substantially in the form hereof, which shall particularly describe the Aircraft, and shall specifically mortgage such Aircraft to the Mortgagee; and

                  WHEREAS, each of the Trust Agreement and Trust Indenture relates to the Airframe and Engines described below, and a counterpart of the Trust Indenture is attached hereto and made a part hereof and this Trust Indenture Supplement, together with such counterpart of the Trust Indenture, is being filed for recordation on the date hereof with the FAA as one document;

                  NOW, THEREFORE, this Trust Indenture Supplement WITNESSETH that the Owner hereby confirms that the Lien of the Trust Indenture on the Collateral covers all of Owner's right, title and interest in and to the following described property:

                                    AIRFRAME

One airframe identified as follows:

                                       FAA Registration           Manufacturer's
Manufacturer               Model            Number                Serial Number

The Boeing                 737-3T0          N10323                     23374
  Company

together with all of the Owner's right, title and interest in and to all Parts of whatever nature, whether now owned or hereinafter acquired and which are from time to time incorporated or installed in or attached to said airframe.

                                AIRCRAFT ENGINES

                  Two aircraft engines, each such engine having 750 or more rated take-off horsepower or the equivalent thereof, identified as follows:

Manufacturer                    Manufacturer's Model      Serial Number

CFM International                     CFM 56-3               721-376
CFM International                     CFM 56-3               721-389

together with all of Owner's right, title and interest in and to all Parts of whatever nature, whether now owned or hereafter acquired and which are from time to time incorporated or installed in or attached to either of such engines.

                  Together with all of Owner's right, title and interest in and to (a) all Parts of whatever nature, which from time to time are included within the definition of "Airframe" or "Engine", whether now owned or hereafter acquired, including all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to the Airframe and Engines (other than additions, improvements, accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts) and (b) all Aircraft Documents.

                  TO HAVE AND TO HOLD all and singular the aforesaid property unto the Mortgagee, its successors and assigns, in trust for the equal and proportionate benefit and security of the Note Holders and the Indenture Indemnitees, except as provided in Section 2.13 and Article III of the Trust Indenture without any preference, distinction or priority of any one Equipment Note over any other by reason of priority of time of issue, sale, negotiation, date of maturity thereof or otherwise for any reason whatsoever, and for the uses and purposes and subject to the terms and provisions set forth in the Trust Indenture.

                  This Trust Indenture Supplement shall be construed as supplemental to the Trust Indenture and shall form a part thereof. The Trust Indenture is each hereby incorporated by reference herein and is hereby ratified, approved and confirmed.
The Closing Date is June 25, 1997.

                  AND, FURTHER, the Owner hereby acknowledges that the Aircraft referred to in this Trust Indenture Supplement has been delivered to the Owner and is included in the property of the Owner subject to the pledge and mortgage thereof under the Trust Indenture.

                  IN WITNESS WHEREOF, the Owner has caused this Trust Indenture Supplement to be duly executed by one of its officers, thereunto duly authorized, on the day and year first above written.


                                 CONTINENTAL AIRLINES, INC.


                                 By:______________________________
                                    Name:
                                    Title:

                TRUST INDENTURE AND MORTGAGE 324 SUPPLEMENT NO. 1


                  This TRUST INDENTURE AND MORTGAGE 324 SUPPLEMENT NO. 1, dated June 25, 1997 (herein called this "Trust Indenture Supplement") of CONTINENTAL AIRLINES, INC., as Owner (the "Owner").

                              W I T N E S S E T H:

                  WHEREAS, the Trust Indenture and Mortgage 324, dated as of June 25, 1997 (as amended and supplemented to the date hereof, the "Trust Indenture") between the Owner and Wilmington Trust Company, as Mortgagee (the "Mortgagee"), provides for the execution and delivery of a supplement thereto substantially in the form hereof, which shall particularly describe the Aircraft, and shall specifically mortgage such Aircraft to the Mortgagee; and

                  WHEREAS, each of the Trust Agreement and Trust Indenture relates to the Airframe and Engines described below, and a counterpart of the Trust Indenture is attached hereto and made a part hereof and this Trust Indenture Supplement, together with such counterpart of the Trust Indenture, is being filed for recordation on the date hereof with the FAA as one document;

                  NOW, THEREFORE, this Trust Indenture Supplement WITNESSETH that the Owner hereby confirms that the Lien of the Trust Indenture on the Collateral covers all of Owner's right, title and interest in and to the following described property:

                                    AIRFRAME

One airframe identified as follows:

                                       FAA Registration           Manufacturer's
Manufacturer               Model            Number                Serial Number

The Boeing                 737-3T0          N14324                     23375
  Company

together with all of the Owner's right, title and interest in and to all Parts of whatever nature, whether now owned or hereinafter acquired and which are from time to time incorporated or installed in or attached to said airframe.

                                AIRCRAFT ENGINES

                  Two aircraft engines, each such engine having 750 or more rated take-off horsepower or the equivalent thereof, identified as follows:

Manufacturer                      Manufacturer's Model        Serial Number

CFM International                     CFM 56-3                   721-418
CFM International                     CFM 56-3                   721-426

together with all of Owner's right, title and interest in and to all Parts of whatever nature, whether now owned or hereafter acquired and which are from time to time incorporated or installed in or attached to either of such engines.

                  Together with all of Owner's right, title and interest in and to (a) all Parts of whatever nature, which from time to time are included within the definition of "Airframe" or "Engine", whether now owned or hereafter acquired, including all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to the Airframe and Engines (other than additions, improvements, accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts) and (b) all Aircraft Documents.

                  TO HAVE AND TO HOLD all and singular the aforesaid property unto the Mortgagee, its successors and assigns, in trust for the equal and proportionate benefit and security of the Note Holders and the Indenture Indemnitees, except as provided in Section 2.13 and Article III of the Trust Indenture without any preference, distinction or priority of any one Equipment Note over any other by reason of priority of time of issue, sale, negotiation, date of maturity thereof or otherwise for any reason whatsoever, and for the uses and purposes and subject to the terms and provisions set forth in the Trust Indenture.

                  This Trust Indenture Supplement shall be construed as supplemental to the Trust Indenture and shall form a part thereof. The Trust Indenture is each hereby incorporated by reference herein and is hereby ratified, approved and confirmed.
The Closing Date is June 25, 1997.

                  AND, FURTHER, the Owner hereby acknowledges that the Aircraft referred to in this Trust Indenture Supplement has been delivered to the Owner and is included in the property of the Owner subject to the pledge and mortgage thereof under the Trust Indenture.

                  IN WITNESS WHEREOF, the Owner has caused this Trust Indenture Supplement to be duly executed by one of its officers, thereunto duly authorized, on the day and year first above written.


                               CONTINENTAL AIRLINES, INC.


                               By:______________________________
                                  Name:
                                  Title:

                TRUST INDENTURE AND MORTGAGE 333 SUPPLEMENT NO. 1


                  This TRUST INDENTURE AND MORTGAGE 333 SUPPLEMENT NO. 1, dated June 25, 1997 (herein called this "Trust Indenture Supplement") of CONTINENTAL AIRLINES, INC., as Owner (the "Owner").

                              W I T N E S S E T H:

                  WHEREAS, the Trust Indenture and Mortgage 333, dated as of June 25, 1997 (as amended and supplemented to the date hereof, the "Trust Indenture") between the Owner and Wilmington Trust Company, as Mortgagee (the "Mortgagee"), provides for the execution and delivery of a supplement thereto substantially in the form hereof, which shall particularly describe the Aircraft, and shall specifically mortgage such Aircraft to the Mortgagee; and

                  WHEREAS, each of the Trust Agreement and Trust Indenture relates to the Airframe and Engines described below, and a counterpart of the Trust Indenture is attached hereto and made a part hereof and this Trust Indenture Supplement, together with such counterpart of the Trust Indenture, is being filed for recordation on the date hereof with the FAA as one document;

                  NOW, THEREFORE, this Trust Indenture Supplement WITNESSETH that the Owner hereby confirms that the Lien of the Trust Indenture on the Collateral covers all of Owner's right, title and interest in and to the following described property:

                                    AIRFRAME

One airframe identified as follows:

                                       FAA Registration           Manufacturer's
Manufacturer               Model            Number                Serial Number

The Boeing                 737-3T0          N69333                     23571
  Company

together with all of the Owner's right, title and interest in and to all Parts of whatever nature, whether now owned or hereinafter acquired and which are from time to time incorporated or installed in or attached to said airframe.

                                AIRCRAFT ENGINES

                  Two aircraft engines, each such engine having 750 or more rated take-off horsepower or the equivalent thereof, identified as follows:

Manufacturer                    Manufacturer's Model         Serial Number

CFM International                     CFM 56-3                  721-521
CFM International                     CFM 56-3                  721-552

together with all of Owner's right, title and interest in and to all Parts of whatever nature, whether now owned or hereafter acquired and which are from time to time incorporated or installed in or attached to either of such engines.

                  Together with all of Owner's right, title and interest in and to (a) all Parts of whatever nature, which from time to time are included within the definition of "Airframe" or "Engine", whether now owned or hereafter acquired, including all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to the Airframe and Engines (other than additions, improvements, accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts) and (b) all Aircraft Documents.

                  TO HAVE AND TO HOLD all and singular the aforesaid property unto the Mortgagee, its successors and assigns, in trust for the equal and proportionate benefit and security of the Note Holders and the Indenture Indemnitees, except as provided in Section 2.13 and Article III of the Trust Indenture without any preference, distinction or priority of any one Equipment Note over any other by reason of priority of time of issue, sale, negotiation, date of maturity thereof or otherwise for any reason whatsoever, and for the uses and purposes and subject to the terms and provisions set forth in the Trust Indenture.

                  This Trust Indenture Supplement shall be construed as supplemental to the Trust Indenture and shall form a part thereof. The Trust Indenture is each hereby incorporated by reference herein and is hereby ratified, approved and confirmed.
The Closing Date is June 25, 1997.

                  AND, FURTHER, the Owner hereby acknowledges that the Aircraft referred to in this Trust Indenture Supplement has been delivered to the Owner and is included in the property of the Owner subject to the pledge and mortgage thereof under the Trust Indenture.

                  IN WITNESS WHEREOF, the Owner has caused this Trust Indenture Supplement to be duly executed by one of its officers, thereunto duly authorized, on the day and year first above written.


                                    CONTINENTAL AIRLINES, INC.


                                    By:______________________________
                                        Name:
                                        Title:

                TRUST INDENTURE AND MORTGAGE 334 SUPPLEMENT NO. 1


                  This TRUST INDENTURE AND MORTGAGE 334 SUPPLEMENT NO. 1, dated June 25, 1997 (herein called this "Trust Indenture Supplement") of CONTINENTAL AIRLINES, INC., as Owner (the "Owner").

                              W I T N E S S E T H:

                  WHEREAS, the Trust Indenture and Mortgage 334, dated as of June 25, 1997 (as amended and supplemented to the date hereof, the "Trust Indenture") between the Owner and Wilmington Trust Company, as Mortgagee (the "Mortgagee"), provides for the execution and delivery of a supplement thereto substantially in the form hereof, which shall particularly describe the Aircraft, and shall specifically mortgage such Aircraft to the Mortgagee; and

                  WHEREAS, each of the Trust Agreement and Trust Indenture relates to the Airframe and Engines described below, and a counterpart of the Trust Indenture is attached hereto and made a part hereof and this Trust Indenture Supplement, together with such counterpart of the Trust Indenture, is being filed for recordation on the date hereof with the FAA as one document;

                  NOW, THEREFORE, this Trust Indenture Supplement WITNESSETH that the Owner hereby confirms that the Lien of the Trust Indenture on the Collateral covers all of Owner's right, title and interest in and to the following described property:

                                    AIRFRAME

One airframe identified as follows:

                                    FAA Registration    Manufacturer's
Manufacturer               Model         Number         Serial Number

The Boeing                 737-3T0       N14334             23572
  Company

together with all of the Owner's right, title and interest in and to all Parts of whatever nature, whether now owned or hereinafter acquired and which are from time to time incorporated or installed in or attached to said airframe.

                                AIRCRAFT ENGINES

                  Two aircraft engines, each such engine having 750 or more rated take-off horsepower or the equivalent thereof, identified as follows:

Manufacturer                    Manufacturer's Model              Serial Number

CFM International                     CFM 56-3B1                     720-630
CFM International                     CFM 56-3B1                     720-577

together with all of Owner's right, title and interest in and to all Parts of whatever nature, whether now owned or hereafter acquired and which are from time to time incorporated or installed in or attached to either of such engines.

                  Together with all of Owner's right, title and interest in and to (a) all Parts of whatever nature, which from time to time are included within the definition of "Airframe" or "Engine", whether now owned or hereafter acquired, including all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to the Airframe and Engines (other than additions, improvements, accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts) and (b) all Aircraft Documents.

                  TO HAVE AND TO HOLD all and singular the aforesaid property unto the Mortgagee, its successors and assigns, in trust for the equal and proportionate benefit and security of the Note Holders and the Indenture Indemnitees, except as provided in Section 2.13 and Article III of the Trust Indenture without any preference, distinction or priority of any one Equipment Note over any other by reason of priority of time of issue, sale, negotiation, date of maturity thereof or otherwise for any reason whatsoever, and for the uses and purposes and subject to the terms and provisions set forth in the Trust Indenture.

                  This Trust Indenture Supplement shall be construed as supplemental to the Trust Indenture and shall form a part thereof. The Trust Indenture is each hereby incorporated by reference herein and is hereby ratified, approved and confirmed.
The Closing Date is June 25, 1997.

                  AND, FURTHER, the Owner hereby acknowledges that the Aircraft referred to in this Trust Indenture Supplement has been delivered to the Owner and is included in the property of the Owner subject to the pledge and mortgage thereof under the Trust Indenture.

                  IN WITNESS WHEREOF, the Owner has caused this Trust Indenture Supplement to be duly executed by one of its officers, thereunto duly authorized, on the day and year first above written.


                                                     CONTINENTAL AIRLINES, INC.


                                                     By:________________________
                                                        Name:
                                                        Title:

                TRUST INDENTURE AND MORTGAGE 335 SUPPLEMENT NO. 1


                  This TRUST INDENTURE AND MORTGAGE 335 SUPPLEMENT NO. 1, dated June 25, 1997 (herein called this "Trust Indenture Supplement") of CONTINENTAL AIRLINES, INC., as Owner (the "Owner").

                              W I T N E S S E T H:

                  WHEREAS, the Trust Indenture and Mortgage 335, dated as of June 25, 1997 (as amended and supplemented to the date hereof, the "Trust Indenture") between the Owner and Wilmington Trust Company, as Mortgagee (the "Mortgagee"), provides for the execution and delivery of a supplement thereto substantially in the form hereof, which shall particularly describe the Aircraft, and shall specifically mortgage such Aircraft to the Mortgagee; and

                  WHEREAS, each of the Trust Agreement and Trust Indenture relates to the Airframe and Engines described below, and a counterpart of the Trust Indenture is attached hereto and made a part hereof and this Trust Indenture Supplement, together with such counterpart of the Trust Indenture, is being filed for recordation on the date hereof with the FAA as one document;

                  NOW, THEREFORE, this Trust Indenture Supplement WITNESSETH that the Owner hereby confirms that the Lien of the Trust Indenture on the Collateral covers all of Owner's right, title and interest in and to the following described property:

                                    AIRFRAME

One airframe identified as follows:

                                       FAA Registration     Manufacturer's
Manufacturer               Model            Number          Serial Number

The Boeing                 737-3T0          N14335              23573
  Company

together with all of the Owner's right, title and interest in and to all Parts of whatever nature, whether now owned or hereinafter acquired and which are from time to time incorporated or installed in or attached to said airframe.

                                AIRCRAFT ENGINES

                  Two aircraft engines, each such engine having 750 or more rated take-off horsepower or the equivalent thereof, identified as follows:

Manufacturer                      Manufacturer's Model          Serial Number

CFM International                     CFM 56-3B1                   721-590
CFM International                     CFM 56-3B1                   721-567

together with all of Owner's right, title and interest in and to all Parts of whatever nature, whether now owned or hereafter acquired and which are from time to time incorporated or installed in or attached to either of such engines.

                  Together with all of Owner's right, title and interest in and to (a) all Parts of whatever nature, which from time to time are included within the definition of "Airframe" or "Engine", whether now owned or hereafter acquired, including all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to the Airframe and Engines (other than additions, improvements, accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts) and (b) all Aircraft Documents.

                  TO HAVE AND TO HOLD all and singular the aforesaid property unto the Mortgagee, its successors and assigns, in trust for the equal and proportionate benefit and security of the Note Holders and the Indenture Indemnitees, except as provided in Section 2.13 and Article III of the Trust Indenture without any preference, distinction or priority of any one Equipment Note over any other by reason of priority of time of issue, sale, negotiation, date of maturity thereof or otherwise for any reason whatsoever, and for the uses and purposes and subject to the terms and provisions set forth in the Trust Indenture.

                  This Trust Indenture Supplement shall be construed as supplemental to the Trust Indenture and shall form a part thereof. The Trust Indenture is each hereby incorporated by reference herein and is hereby ratified, approved and confirmed.
The Closing Date is June 25, 1997.

                  AND, FURTHER, the Owner hereby acknowledges that the Aircraft referred to in this Trust Indenture Supplement has been delivered to the Owner and is included in the property of the Owner subject to the pledge and mortgage thereof under the Trust Indenture.

                  IN WITNESS WHEREOF, the Owner has caused this Trust Indenture Supplement to be duly executed by one of its officers, thereunto duly authorized, on the day and year first above written.


                                                     CONTINENTAL AIRLINES, INC.


                                                     By:________________________
                                                        Name:
                                                        Title:

                TRUST INDENTURE AND MORTGAGE 811 SUPPLEMENT NO. 1


                  This TRUST INDENTURE AND MORTGAGE 811 SUPPLEMENT NO. 1, dated June 25, 1997 (herein called this "Trust Indenture Supplement") of CONTINENTAL AIRLINES, INC., as Owner (the "Owner").

                              W I T N E S S E T H:

                  WHEREAS, the Trust Indenture and Mortgage 811, dated as of June 25, 1997 (as amended and supplemented to the date hereof, the "Trust Indenture") between the Owner and Wilmington Trust Company, as Mortgagee (the "Mortgagee"), provides for the execution and delivery of a supplement thereto substantially in the form hereof, which shall particularly describe the Aircraft, and shall specifically mortgage such Aircraft to the Mortgagee; and

                  WHEREAS, each of the Trust Agreement and Trust Indenture relates to the Airframe and Engines described below, and a counterpart of the Trust Indenture is attached hereto and made a part hereof and this Trust Indenture Supplement, together with such counterpart of the Trust Indenture, is being filed for recordation on the date hereof with the FAA as one document;

                  NOW, THEREFORE, this Trust Indenture Supplement WITNESSETH that the Owner hereby confirms that the Lien of the Trust Indenture on the Collateral covers all of Owner's right, title and interest in and to the following described property:

                                    AIRFRAME

One airframe identified as follows:

                                       FAA Registration       Manufacturer's
Manufacturer               Model           Number             Serial Number

McDonnell Douglas          DC-9-82          N12811                49265
Corporation

together with all of the Owner's right, title and interest in and to all Parts of whatever nature, whether now owned or hereinafter acquired and which are from time to time incorporated or installed in or attached to said airframe.

                                AIRCRAFT ENGINES

                  Two aircraft engines, each such engine having 750 or more rated take-off horsepower or the equivalent thereof, identified as follows:

Manufacturer                     Manufacturer's Model        Serial Number

Pratt & Whitney                       JT8D-217A                 P709855D
Pratt & Whitney                       JT8D-217A                 P709856D

together with all of Owner's right, title and interest in and to all Parts of whatever nature, whether now owned or hereafter acquired and which are from time to time incorporated or installed in or attached to either of such engines.

                  Together with all of Owner's right, title and interest in and to (a) all Parts of whatever nature, which from time to time are included within the definition of "Airframe" or "Engine", whether now owned or hereafter acquired, including all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to the Airframe and Engines (other than additions, improvements, accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts) and (b) all Aircraft Documents.

                  TO HAVE AND TO HOLD all and singular the aforesaid property unto the Mortgagee, its successors and assigns, in trust for the equal and proportionate benefit and security of the Note Holders and the Indenture Indemnitees, except as provided in Section 2.13 and Article III of the Trust Indenture without any preference, distinction or priority of any one Equipment Note over any other by reason of priority of time of issue, sale, negotiation, date of maturity thereof or otherwise for any reason whatsoever, and for the uses and purposes and subject to the terms and provisions set forth in the Trust Indenture.

                  This Trust Indenture Supplement shall be construed as supplemental to the Trust Indenture and shall form a part thereof. The Trust Indenture is each hereby incorporated by reference herein and is hereby ratified, approved and confirmed.
The Closing Date is June 25, 1997.

                  AND, FURTHER, the Owner hereby acknowledges that the Aircraft referred to in this Trust Indenture Supplement has been delivered to the Owner and is included in the property of the Owner subject to the pledge and mortgage thereof under the Trust Indenture.

                  IN WITNESS WHEREOF, the Owner has caused this Trust Indenture Supplement to be duly executed by one of its officers, thereunto duly authorized, on the day and year first above written.


                                                     CONTINENTAL AIRLINES, INC.


                                                     By:________________________
                                                        Name:
                                                        Title:

                TRUST INDENTURE AND MORTGAGE 834 SUPPLEMENT NO. 1


                  This TRUST INDENTURE AND MORTGAGE 834 SUPPLEMENT NO. 1, dated June 25, 1997 (herein called this "Trust Indenture Supplement") of CONTINENTAL AIRLINES, INC., as Owner (the "Owner").

                              W I T N E S S E T H:

                  WHEREAS, the Trust Indenture and Mortgage 834, dated as of June 25, 1997 (as amended and supplemented to the date hereof, the "Trust Indenture") between the Owner and Wilmington Trust Company, as Mortgagee (the "Mortgagee"), provides for the execution and delivery of a supplement thereto substantially in the form hereof, which shall particularly describe the Aircraft, and shall specifically mortgage such Aircraft to the Mortgagee; and

                  WHEREAS, each of the Trust Agreement and Trust Indenture relates to the Airframe and Engines described below, and a counterpart of the Trust Indenture is attached hereto and made a part hereof and this Trust Indenture Supplement, together with such counterpart of the Trust Indenture, is being filed for recordation on the date hereof with the FAA as one document;

                  NOW, THEREFORE, this Trust Indenture Supplement WITNESSETH that the Owner hereby confirms that the Lien of the Trust Indenture on the Collateral covers all of Owner's right, title and interest in and to the following described property:

                                    AIRFRAME

One airframe identified as follows:

                                     FAA Registration       Manufacturer's
Manufacturer               Model         Number             Serial Number

McDonnell Douglas          DC-9-82       N10834                     49494
Corporation

together with all of the Owner's right, title and interest in and to all Parts of whatever nature, whether now owned or hereinafter acquired and which are from time to time incorporated or installed in or attached to said airframe.

                                AIRCRAFT ENGINES

                  Two aircraft engines, each such engine having 750 or more rated take-off horsepower or the equivalent thereof, identified as follows:

Manufacturer                   Manufacturer's Model          Serial Number

Pratt & Whitney                     JT8D-217A                  P717413D
Pratt & Whitney                     JT8D-217A                  P717414D

together with all of Owner's right, title and interest in and to all Parts of whatever nature, whether now owned or hereafter acquired and which are from time to time incorporated or installed in or attached to either of such engines.

                  Together with all of Owner's right, title and interest in and to (a) all Parts of whatever nature, which from time to time are included within the definition of "Airframe" or "Engine", whether now owned or hereafter acquired, including all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to the Airframe and Engines (other than additions, improvements, accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts) and (b) all Aircraft Documents.

                  TO HAVE AND TO HOLD all and singular the aforesaid property unto the Mortgagee, its successors and assigns, in trust for the equal and proportionate benefit and security of the Note Holders and the Indenture Indemnitees, except as provided in Section 2.13 and Article III of the Trust Indenture without any preference, distinction or priority of any one Equipment Note over any other by reason of priority of time of issue, sale, negotiation, date of maturity thereof or otherwise for any reason whatsoever, and for the uses and purposes and subject to the terms and provisions set forth in the Trust Indenture.

                  This Trust Indenture Supplement shall be construed as supplemental to the Trust Indenture and shall form a part thereof. The Trust Indenture is each hereby incorporated by reference herein and is hereby ratified, approved and confirmed.
The Closing Date is June 25, 1997.

                  AND, FURTHER, the Owner hereby acknowledges that the Aircraft referred to in this Trust Indenture Supplement has been delivered to the Owner and is included in the property of the Owner subject to the pledge and mortgage thereof under the Trust Indenture.

                  IN WITNESS WHEREOF, the Owner has caused this Trust Indenture Supplement to be duly executed by one of its officers, thereunto duly authorized, on the day and year first above written.


                                                     CONTINENTAL AIRLINES, INC.


                                                     By:________________________
                                                        Name:
                                                        Title:

                TRUST INDENTURE AND MORTGAGE 833 SUPPLEMENT NO. 1


                  This TRUST INDENTURE AND MORTGAGE 833 SUPPLEMENT NO. 1, dated June 25, 1997 (herein called this "Trust Indenture Supplement") of CONTINENTAL AIRLINES, INC., as Owner (the "Owner").

                              W I T N E S S E T H:

                  WHEREAS, the Trust Indenture and Mortgage 833, dated as of June 25, 1997 (as amended and supplemented to the date hereof, the "Trust Indenture") between the Owner and Wilmington Trust Company, as Mortgagee (the "Mortgagee"), provides for the execution and delivery of a supplement thereto substantially in the form hereof, which shall particularly describe the Aircraft, and shall specifically mortgage such Aircraft to the Mortgagee; and

                  WHEREAS, each of the Trust Agreement and Trust Indenture relates to the Airframe and Engines described below, and a counterpart of the Trust Indenture is attached hereto and made a part hereof and this Trust Indenture Supplement, together with such counterpart of the Trust Indenture, is being filed for recordation on the date hereof with the FAA as one document;

                  NOW, THEREFORE, this Trust Indenture Supplement WITNESSETH that the Owner hereby confirms that the Lien of the Trust Indenture on the Collateral covers all of Owner's right, title and interest in and to the following described property:

                                    AIRFRAME

One airframe identified as follows:

                                     FAA Registration       Manufacturer's
Manufacturer               Model         Number             Serial Number

McDonnell Douglas          DC-9-82       N18833                 49493
Corporation

together with all of the Owner's right, title and interest in and to all Parts of whatever nature, whether now owned or hereinafter acquired and which are from time to time incorporated or installed in or attached to said airframe.

                                AIRCRAFT ENGINES

                  Two aircraft engines, each such engine having 750 or more rated take-off horsepower or the equivalent thereof, identified as follows:

Manufacturer                      Manufacturer's Model             Serial Number

Pratt & Whitney                       JT8D-217A                       P717410D
Pratt & Whitney                       JT8D-217A                       P717425D

together with all of Owner's right, title and interest in and to all Parts of whatever nature, whether now owned or hereafter acquired and which are from time to time incorporated or installed in or attached to either of such engines.

                  Together with all of Owner's right, title and interest in and to (a) all Parts of whatever nature, which from time to time are included within the definition of "Airframe" or "Engine", whether now owned or hereafter acquired, including all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to the Airframe and Engines (other than additions, improvements, accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts) and (b) all Aircraft Documents.

                  TO HAVE AND TO HOLD all and singular the aforesaid property unto the Mortgagee, its successors and assigns, in trust for the equal and proportionate benefit and security of the Note Holders and the Indenture Indemnitees, except as provided in Section 2.13 and Article III of the Trust Indenture without any preference, distinction or priority of any one Equipment Note over any other by reason of priority of time of issue, sale, negotiation, date of maturity thereof or otherwise for any reason whatsoever, and for the uses and purposes and subject to the terms and provisions set forth in the Trust Indenture.

                  This Trust Indenture Supplement shall be construed as supplemental to the Trust Indenture and shall form a part thereof. The Trust Indenture is each hereby incorporated by reference herein and is hereby ratified, approved and confirmed.
The Closing Date is June 25, 1997.

                  AND, FURTHER, the Owner hereby acknowledges that the Aircraft referred to in this Trust Indenture Supplement has been delivered to the Owner and is included in the property of the Owner subject to the pledge and mortgage thereof under the Trust Indenture.

                  IN WITNESS WHEREOF, the Owner has caused this Trust Indenture Supplement to be duly executed by one of its officers, thereunto duly authorized, on the day and year first above written.


                                                     CONTINENTAL AIRLINES, INC.


                                                     By:________________________
                                                        Name:
                                                        Title:

                TRUST INDENTURE AND MORTGAGE 820 SUPPLEMENT NO. 1


                  This TRUST INDENTURE AND MORTGAGE 820 SUPPLEMENT NO. 1, dated June 25, 1997 (herein called this "Trust Indenture Supplement") of CONTINENTAL AIRLINES, INC., as Owner (the "Owner").

                              W I T N E S S E T H:

                  WHEREAS, the Trust Indenture and Mortgage 820, dated as of June 25, 1997 (as amended and supplemented to the date hereof, the "Trust Indenture") between the Owner and Wilmington Trust Company, as Mortgagee (the "Mortgagee"), provides for the execution and delivery of a supplement thereto substantially in the form hereof, which shall particularly describe the Aircraft, and shall specifically mortgage such Aircraft to the Mortgagee; and

                  WHEREAS, each of the Trust Agreement and Trust Indenture relates to the Airframe and Engines described below, and a counterpart of the Trust Indenture is attached hereto and made a part hereof and this Trust Indenture Supplement, together with such counterpart of the Trust Indenture, is being filed for recordation on the date hereof with the FAA as one document;

                  NOW, THEREFORE, this Trust Indenture Supplement WITNESSETH that the Owner hereby confirms that the Lien of the Trust Indenture on the Collateral covers all of Owner's right, title and interest in and to the following described property:

                                    AIRFRAME

One airframe identified as follows:

                                     FAA Registration       Manufacturer's
Manufacturer               Model         Number             Serial Number

McDonnell Douglas          DC-9-82       N15820                 49480
Corporation

together with all of the Owner's right, title and interest in and to all Parts of whatever nature, whether now owned or hereinafter acquired and which are from time to time incorporated or installed in or attached to said airframe.

                                AIRCRAFT ENGINES

                  Two aircraft engines, each such engine having 750 or more rated take-off horsepower or the equivalent thereof, identified as follows:

Manufacturer                    Manufacturer's Model            Serial Number

Pratt & Whitney                       JT8D-217A                    P717333D
Pratt & Whitney                       JT8D-217A                    P717366D

together with all of Owner's right, title and interest in and to all Parts of whatever nature, whether now owned or hereafter acquired and which are from time to time incorporated or installed in or attached to either of such engines.

                  Together with all of Owner's right, title and interest in and to (a) all Parts of whatever nature, which from time to time are included within the definition of "Airframe" or "Engine", whether now owned or hereafter acquired, including all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to the Airframe and Engines (other than additions, improvements, accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts) and (b) all Aircraft Documents.

                  TO HAVE AND TO HOLD all and singular the aforesaid property unto the Mortgagee, its successors and assigns, in trust for the equal and proportionate benefit and security of the Note Holders and the Indenture Indemnitees, except as provided in Section 2.13 and Article III of the Trust Indenture without any preference, distinction or priority of any one Equipment Note over any other by reason of priority of time of issue, sale, negotiation, date of maturity thereof or otherwise for any reason whatsoever, and for the uses and purposes and subject to the terms and provisions set forth in the Trust Indenture.

                  This Trust Indenture Supplement shall be construed as supplemental to the Trust Indenture and shall form a part thereof. The Trust Indenture is each hereby incorporated by reference herein and is hereby ratified, approved and confirmed.
The Closing Date is June 25, 1997.

                  AND, FURTHER, the Owner hereby acknowledges that the Aircraft referred to in this Trust Indenture Supplement has been delivered to the Owner and is included in the property of the Owner subject to the pledge and mortgage thereof under the Trust Indenture.

                  IN WITNESS WHEREOF, the Owner has caused this Trust Indenture Supplement to be duly executed by one of its officers, thereunto duly authorized, on the day and year first above written.


                                                     CONTINENTAL AIRLINES, INC.


                                                     By:________________________
                                                        Name:
                                                        Title: